UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

ARCH THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Beginning June 22, 2015 and through June 30, 2015, Arch Therapeutics, Inc. (the “Company”) entered into a series of substantially similar subscription agreements (each a “Subscription Agreement”) with 20 accredited investors (collectively, the “Investors”) providing for the issuance and sale by the Company to the Investors, in a private placement, of an aggregate of 14,390,754 Units at a purchase price of $0.22 per Unit (the “2015 Private Placement Financing”). Each Unit consisted of a share of the Company’s common stock, par value $0.001 per share (“Common Stock”), and a Series D Warrant to purchase a share of Common Stock at an exercise price of $0.25 per share at any time prior to the fifth anniversary of the issuance date of the Series D Warrant (the “Warrants,” and the shares issuable upon exercise of the Warrants, collectively, the “Warrant Shares”). The Company did not engage any underwriter or placement agent in connection with the 2015 Private Placement Financing, and the aggregate gross proceeds raised by the Company in the 2015 Private Placement Financing totaled approximately $3,165,966.

The Investors included Drake Partners Equity, LLC, David Cornett, Keyes Sulat Revocable Trust, Stephanie Plent, Ende Family Trust, Condorcet UK LP, Scott B and Lucinda S Flaherty, Anson Investments Master Fund LP (“Anson”), Lorraine A. Malanga, Jonathan J. Galli, Rocco F. and Jennifer DiFilippo, Popham Management, LLC, Karen and Ronald Bryan Woodard, Steve Lahiji, Condorcet, LP, Charles and Lisa J. Cunning, James M. McKeone, Armor Securities LLC, Michael A. Parker and Intracoastal Capital, LLC (“Intracoastal”). Anson and Intracoastal, or their respective affiliates, were investors in both the Company’s January 30, 2014 private placement and March 13 convertible notes offering (the “Notes Offering”), and are current holders of the Company’s Common Stock and/or its Series A Warrants and Series C Warrants, and convertible notes issued in the Notes Offering.

The Company’s obligation to issue and sell the Shares and Warrants, and the corresponding obligation of the Investors to purchase such Shares and Warrants were subject to a number of conditions precedent including, but not limited to, the amendment of the Company’s Series A Warrants and Series C Warrants to delete certain of the anti-dilution provisions contained therein, and other customary closing conditions. The conditions precedent were satisfied June 30, 2015 (the “Initial Closing Date”), and the Company conducted an initial Closing (the “Initial Closing”) pursuant to which it sold and 19 of the Investors (the “Initial Investors”) purchased 13,936,367 Units at an aggregate purchase price of $3,066,000. On July 2, 2015, the Company conducted a second closing (the “Second Closing” and together with the Initial Closing, the “Closings”) pursuant to which it sold and 1 of the Investors purchased 454,387 Units at an aggregate purchase price of $99,965.

On the Initial Closing Date, the Company entered into a registration rights agreement with the Initial Investors (the “Registration Rights Agreement”), pursuant to which the Company will be obligated, subject to certain conditions, to file with the Securities and Exchange Commission within 90 days after the closing of the 2015 Private Placement Financing one or more registration statements (any such registration statement, a “Resale Registration Statement”) to register the Shares and the Warrant Shares for resale under the Securities Act of 1933, as amended (the “Securities Act”). The remaining Investor became a party to the Registration Rights Agreement upon the consummation of the Second Closing. The Company’s failure to satisfy certain filing and effectiveness deadlines with respect to a Resale Registration Statement and certain other requirements set forth in the Registration Rights Agreement may subject the Company to payment of monetary penalties.

Following each Closing, each Investor was also issued a Series D Warrant to purchase up to a number of shares of the Company’s Common Stock equal to 100% of the Shares purchased by such Investor under such Investor’s Subscription Agreement. The Series D Warrants will have an exercise price of $0.25 per share, will be exercisable immediately after their issuance and will have a term of exercise equal to five years after their issuance date. The number of shares of the Company’s Common Stock into which each of the Warrants is exercisable and the exercise price therefor are subject to adjustment as set forth in the Warrants, including adjustments for stock subdivisions or combinations (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise).

The issuance and sale of the Shares, Warrants and Warrant Shares (collectively, the “Securities”) has not been, and will not upon issuance be, registered under the Securities Act, and the Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. The Securities will be issued and sold in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act based on the following facts: each of the Investors has represented that it is an accredited investor as defined in Rule 501 promulgated under the Securities Act, that it is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws and that it has sufficient investment experience to evaluate the risks of the investment; the Company used no advertising or general solicitation in connection with the issuance and sale of the Securities to the Investors; and the Securities will be issued as restricted securities. This Current Report on Form 8-K is not and shall not be deemed to be an offer to sell or the solicitation of an offer to buy any of the Securities.

The foregoing description of the Subscription Agreements, Warrants and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the copies of the form of Subscription Agreement, form of Warrant, and Registration Rights Agreement filed herewith as Exhibits 10.1, 10.2, and 10.3 respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.

Item 8.01  Other Events

On July 1, 2015, the Company issued a press release announcing the 2015 Private Placement Financing and the Initial Closing. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibit

(d) Exhibits

Exhibit	Description
10.1	Form of Subscription Agreement
10.2	Form of Series D Warrants
10.3	Registration Rights Agreement
99.1	Press Release issued by Arch Therapeutics, Inc. on July 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: July 6, 2015	By:	/s/ Terrence W. Norchi, M.D.
	Name:	Terrence W. Norchi, M.D.
	Title:	President, Chief Executive Officer

Exhibit List

Exhibit	Description
10.1	Form of Subscription Agreement
10.2	Form of Series D Warrants
10.3	Registration Rights Agreement
99.1	Press Release issued by Arch Therapeutics, Inc. on July 1, 2015

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